KEELEY FUNDS, INC.

Supplement dated December 30, 2013 to the

Summary Prospectus dated January 31, 2013 of

Keeley Alternative Value Fund

Effective December 31, 2013, Kevin Chin is a Co-Portfolio Manager for the Keeley Alternative Value Fund. Therefore, on that date, the Summary Prospectus is amended as follows:

•	On page 5, the section titled “Management — Portfolio Managers” is deleted in its entirety and replaced with the following:

Portfolio Managers — John L. Keeley, Jr. is the Portfolio Manager for the Fund and is primarily responsible for its day-to-day management. Mr. John L. Keeley, Jr. has been Portfolio Manager for the Fund since its inception. Brian R. Keeley and Kevin M. Chin are Co-Portfolio Managers for the Fund and assist Mr. John L. Keeley, Jr. in the day-to-day management activities of the Fund. Mr. Brian R. Keeley has managed the Fund since January 31, 2011. Mr. Chin has managed the Fund since December 31, 2013. The SAI provides additional information about the compensation paid to Messrs. John L. Keeley, Jr., Brian R. Keeley and Kevin M. Chin, other accounts that they manage, and their respective ownership of securities in the Fund.